Investment Community Meeting MasterCard Incorporated September 15, 2010 Exhibit 99.1

8:30 a.m. Welcome Barbara Gasper
8:35 a.m. Opening Remarks Bob Selander
8:45 a.m. Strategic Discussion Ajay Banga
9:05 a.m. Product & Solutions Overview Gary Flood
9:20 a.m. Core Products Tim Murphy
9:40 a.m. Emerging Payments Ed McLaughlin
10:00 a.m. Break
10:20 a.m. U.S. Markets Chris McWilton
10:40 a.m. International Markets Walt Macnee
11:00 a.m. European Opportunities Javier Perez
11:20 a.m. Financial Perspective Martina Hund-Mejean
11:40 a.m. Q&A Session Management
12:25 p.m. MA Labs & Product Demo Intro Garry Lyons
12:35 p.m. Closing Remarks Ajay Banga
12:45 p.m. Lunch, Mingle & Product Demos Management & Staff
3:00 p.m. Event Adjourns
Agenda

Investment Community Meeting
September 15, 2010

Today’s presentation may contain, in addition to historical information, forward looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995.
These forward-looking statements are based on our current
assumptions, expectations and projections about future events which reflect the best judgment of management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by our comments today. You should review and consider the information contained in our filings with the SEC regarding these risks and uncertainties.
MasterCard disclaims any obligation to publicly update or revise any forward-looking statements or information provided during today’s presentations.
Forward-Looking Statements

Investment Community Meeting
September 15, 2010

Investment Community Meeting Change through Innovation September 15, 2010 Bob Selander Executive Vice Chairman

MasterCard’s Transformation
Over the Last Decade

September 15, 2010
We faced
challenges...
...and responded with
innovative & competitive solutions
•
Strengthened brands and marketing
•
Launched Priceless
Weak Brands
•
Rewrote core systems
•
Developed Competitively Advantaged Offerings
Dated
Technology
•
Created customer teams
•
Introduced value-added services & MasterCard Advisors
Association
Mentality
•
Merged with Europay
•
Created single global entity
Disparate
Structure
•
Changed ownership and governance structure
•
Increased level of commercial rigor
Lack of Capital
and Flexibility
Investment Community Meeting

Learning by Innovating

September 15, 2010
We made mistakes
along the way
•
Mondex
•
Debit in the U.S.
We learned lessons
that made us
more successful
•
Listen to customers
•
A global, top-down approach
doesn’t always work
•
Importance of planning for
different scenarios
Investment Community Meeting

Trends present both
challenges & opportunities
Evolving Industry and Environment

September 15, 2010
We continue to deliver
innovative solutions
•
Mobile phone initiatives
•
MoneySend
•
inControl
•
Transformation of payments
•
New customers
•
New competition
•
Nationalism/regulation
•
Demographic trends
•
Secular trends
Investment Community Meeting

Summary

September 15, 2010
Our innovative approach...
Whether in the strategic business decisions
we’ve made over the last decade or the
competitive solutions we’ve introduced in recent
months
...will continue to
drive momentum
across our business.
Investment Community Meeting

Investment Community Meeting Looking to the Future Ajay Banga President and Chief Executive Officer September 15, 2010

MasterCard Today

September 15, 2010
Unified, global presence
Increasingly differentiated assets
Challenging environment
Strong financial performance
Significant growth potential
Investment Community Meeting

Key Trends Creating Opportunities
in the “War on Cash”

September 15, 2010
Growing affluent and middle class
Ongoing increase in acceptance
Growing importance of youth
Financial inclusion
Continued urbanization
8-10%
Market Growth
Investment Community Meeting

- Promoting electronification
- Regulatory challenges

- Merchants, telcos and governments as customers
- Increasing competition

- Product innovation

Other Trends Presenting Opportunities and Challenges Page 12 September 15, 2010 New Technologies New Entrants into Payments Increasing Role of Governments Investment Community Meeting

GROW
Core Business

DIVERSIFY
Geographies & Customers

BUILD
New Businesses

MasterCard Strategy:
Looking to the Future

September 15, 2010
Growth will come through both
displacement of cash and checks
and increased market share.
+ =
8-10%
Market
Growth
3-5%
Growth from
Strategic Investments
Low to
Mid-Teens
Long-Term
Net Revenue
Growth
Investment Community Meeting

Strategy Enables Future Growth

September 15, 2010
Credit Debit
Processing
•
Segmented offerings and
product enhancements
•
New geographies
and customers
•
Reinforce strong
position outside U.S.
•
Increase U.S. market
share profitably
•
Public sector, corporate
and consumer reloadable
•
Grow market share
•
Domestic processing
•
Expand processing
capabilities
Prepaid
Investment Community Meeting

Strategy Enables Future Growth

September 15, 2010
Geographies Customers
•
Invest disproportionately in
high growth markets
•
Grow acceptance, channels,
processing
Relationships with:
•
Merchants
•
Telcos
•
Governments
•
Transit Operators
Investment Community Meeting

Strategy Enables Future Growth

September 15, 2010
Information Services
MasterCard Labs
•
Ideate, incubate and test
new ideas
•
Monetize information through
diversified channels
•
Enhance merchant services
e-Commerce & Mobile
•
Drive faster than market
growth
•
Partner and build payments
infrastructure in emerging
markets
•
Differentiate the consumer
experience in developed
markets
Investment Community Meeting

Acquisitions Play a Role in the Strategy

September 15, 2010
DataCash fits our acquisition criteria well
•
Drive e-Commerce growth in tandem with
acquiring relationships
•
Expand DataCash and MiGS gateway
products beyond Europe and Asia/Pacific
•
Enhance fraud management expertise
•
Deliver new products with minimal merchant
integration challenges
Strategic
Rationale
•
Clear fit with e-Commerce strategy
•
Complements and enhances existing assets
•
Attractive returns
Deal
Criteria
Investment Community Meeting

Striking the right
global / local balance
Sharpening our
competitive edge
through:
•Innovation
•Thoughtful risk taking
•Speed to market
Driving Strategy
Execution

September 15, 2010
Investment Community Meeting

Investment Community Meeting Global Products & Solutions Gary Flood President, Global Products & Solutions September 15, 2010

Optimizing Solutions for Growth

September 15, 2010
Advisory Services
Advisory Services
Processing
Processing
Core Products
Core Products
Marketing
Marketing
MasterCard Labs
MasterCard Labs
Emerging Payments
Emerging Payments
Investment Community Meeting

Global Opportunity to
Displace Cash and Checks

September 15, 2010
85% of the world’s transactions
are still done in Cash
1
2.5 billion adults worldwide
are unbanked
2
Over $1.7 trillion Commercial
4
opportunity globally by 2015
4.6 billion Mobile Phones
6
globally,
with just 10% smart phone penetration
Global consumer Check
1
volume
equals $9 trillion
Prepaid
3
will grow to
$850 billion by 2017
More than $1 trillion in
e-Commerce
5
sales globally by 2011
Opportunity to displace cash in
Transit
7
space is $29 billion globally
Sources: 1. MasterCard Advisors;  2. McKinsey;  3. BCG;  4. Packaged Facts;  5. Glenbrook Partners;  6. GSMA;  7. Datamonitor
Investment Community Meeting

MasterCard Worldwide

GROW Core Business	DIVERSIFY Income Stream	BUILD New Businesses
Revenues and market share in core business	**Contribution through expanded services**	**Build for the future**
• Credit • Debit • Prepaid • Commercial • Processing	• Advisory Services • Network Products • inControl • New Customers • New Markets	• MasterCard Labs • e-Commerce • Mobile Payments • Remittances • Information Services • Transit
❯	+	=

Strategic Pillars Page 22 September 15, 2010 8-10% Market Growth 3-5% Strategic Investments Low to Mid-Teens Long-Term Net Revenue Growth Investment Community Meeting

Sustainable Differentiation
Requires Continuous Innovation

September 15, 2010
Today
Differentiated assets
provide leverage
•
Integrated Solutions
•
Unified Global Entity
•
Network Response
and Flexibility
•
inControl
•
Advisory Services
•
Data Analytics
•
Smart Data
Near-Term
Innovation supported by
key strategic investments
•
Prepaid
•
Information Services
•
e-Commerce
•
Mobile / P2P
•
MasterCard Labs
•
Open API
•
Consumer
Segmentation
•
New Customers
Longer-Term
Fully-integrated
continuous innovation
•
Drive value for:
–
Customers
–
Merchants
–
End Consumers
Investment Community Meeting

Processing Creates Value

September 15, 2010
MasterCard
Worldwide
Network
Unique
•Central  &  Distributed Network
•99.999% Global Availability
•Fastest Global Network
New Channels
•Mobile
•Transit
Local
•Domestic Processing
•Currency
•Rules
Value-Add
•inControl
•Rewards
Investment Community Meeting
e-Commerce
Real-time Risk Scoring
Extended Capabilities
•Integrated Processing Solutions
•Strategic Payment Services
•MiGS and DataCash
Global
•210 Countries
•23,000 Financial Institutions

Advisory Services

September 15, 2010
Solving Needs &
Driving Growth
Investment Community Meeting
Leveraging:
•
Data
•
Insights
•
Payments Expertise
•
Problem-Solving Skills
Three lines of business:
•
Consulting
•
Information
•
Managed Services

Emerging Markets
Developing Markets
Mature Markets

Marketing Strategy
Corresponds to Market Evolution

September 15, 2010
Brand Preference Brand Preference Brand Awareness Brand Awareness
•
Consumer & merchant education
and awareness
•
Acceptance development
•
Issuance support
•
Infrastructure/business model
•
Fully integrated marketing
•
Product innovation
•
Consumer benefit driven from
functionality
•
Issuer & merchant strategic
marketing alignment
•
Activation
Investment Community Meeting

MasterCard Worldwide

LIVING A DREAM WITH EMPIRE OF THE SUN
PRICELESS
Debit MasterCard
PRICELESS MUSIC
ACCESS
EXCLUSIVE
GIGS
CHECK IT OUT AT
MASTERCARD.COM.AU/MUSIC
myspace.com
a place for friends

Australia: Targeting Gen Y to Drive Debit

Investment Community Meeting
September 15, 2010
Australian debit volume
increased 89%
1
Top of wallet behavior
more than doubled
2
among the target demographic
Note: 1. YOY results as of Q1 2010; 2. Q1 2010 vs. Q1 2008

Understanding Debit Page 28 Investment Community Meeting September 15, 2010 <Play Video>

Global Products & Solutions

Investment Community Meeting
September 15, 2010
Powering
MasterCard’s
Growth
Tremendous
opportunities exist
Innovation and
differentiation are critical
A global strategy
with market-
level
insight,
alignment
and
flawless execution
drive success

Investment Community Meeting Driving Growth at the Core: Credit, Debit, Prepaid Tim Murphy Chief Product Officer, Core Products September 15, 2010

Credit:
Core to Our Growth

Investment Community Meeting
September 15, 2010
Volumes stabilizing in
the US; growth in ROW
Partnerships / assets for the Affluent
Consumer-centric value propositions
Commercial payments
Focused on:
2Q10 YOY Growth
US:
-1.5%
ROW:
9.8%
Leading innovation in product and card design

MasterCard Worldwide

Garanti
shop&miles
MasterCard

AEROFLOT
Russian Airlines
WORLD
MasterCard

MasterCard Black
BBVA Banco Francés
5466 2456 7890 1234
VALID DATES
M. MOLINA
MasterCard

ITAUCARD
itaú
5536 6600 0000 0000
00/00 00/00
ANTONIO COUTINHO
MasterCard

Continental Airlines
CHASE
ONEPASS PLUS
5000 1234 5678 9101
CARDMEMBER NAME
MasterCard

The Right
Partnerships
Relevant
Products
Innovative
Design
Credit:
Differentiation for the Affluent

Investment Community Meeting
September 15, 2010
Turkish
Airlines
Aeroflot
(Russia)
BBVA
Black
Itau
Black
Chase Continental
OnePass

MasterCard
Worldwide

Lufthansa
Miles & More
Senator

Commercial
Credit:
Substantial Opportunity in Commercial

Investment Community Meeting
September 15, 2010
2Q10 YOY Growth
US:
4.3%
ROW:
14.1%
Fastest growing
segment in credit
Gaining share in Europe, pursuing greenfield
opportunities in APMEA and LAC
Leveraging differentiated product assets
Lufthansa
Miles & More

•
Debit economics
•
Network exclusivity
•
Discounts at POS
•
Credit min / max
Recent US Financial Regulation:
Impact on Debit

Investment Community Meeting
September 15, 2010
Impacts Opportunities
•
Brand sales in light of
network exclusivity
•
Prepaid for financial inclusion

Debit:
Driving Growth in Local Markets

Investment Community Meeting
September 15, 2010
Winning profitable deals in key markets
Winning domestic switching
Accelerating cash conversion
Focused on:
2Q10 YOY Growth
US
*
:
0.8% / 21.0%
ROW:
28.7%
Significant and
sustained growth
around the world
Leveraging country-level strategies,
well positioned in many markets
* Includes/excludes US deconversions

MasterCard
Worldwide

स्टेट बैंक कैश
State Bank Cash
भारतीय स्टेट बैंक
State Bank of India
Maestro
SBI Gold
MasterCard

TEB
123456
Maestro
1 2 3 4 5 C
6 7 8 9 0 OK
press

Debit:
Being Local is Key to Winning Business
India
State Bank
of India
Created
customized
offering to largest
bank in India
Europe
TEB (Turkish
Economy Bank)
Display Card
Next generation
debit card
Investment Community Meeting

September 15, 2010

Prepaid:
Capturing the Global Opportunity

Investment Community Meeting
September 15, 2010
Public Sector
Corporate
Consumer Reloadable
Large & quickly growing global opportunity
IPS provides a robust prepaid issuer
processing solution across all categories
Focused on three verticals:

DIRECTEXPRESS
Comerica Bank
DEBIT
5332 4812 3456 7890
04/11
ACCOUNT/CARDHOLDER NAME
MasterCard

中国银行
BANK OF CHINA
CASH PASSPORT

Prepaid:
Leveraging Value

Investment Community Meeting
September 15, 2010
Public Sector
Direct Express
®
Debit
MasterCard
®
Gives recipients
faster access to their
funds and saves
taxpayer dollars
Consumer
Travelex and
Bank of China
World’s largest
distributor of
foreign currency
prepaid cards

Summary

Investment Community Meeting
September 15, 2010
Growth at the
core
continues...
Credit in focus and
generating momentum
Debit growth continues in
US and around the world
Prepaid is the next
generation opportunity

Investment Community Meeting Growth through Innovation September 15, 2010 Ed McLaughlin Chief Emerging Payments Officer

Past, Present & Future State

Investment Community Meeting
September 15, 2010
A strong global network and brand
with robust assets / applications
Building infrastructures and enhancing
consumer experiences around the world
Facilitating commerce by driving
growth in new markets and segments
Who
we are
What
we are
working on
Where
we
are going

Global Online Sales
(in USD Billions)
643
768
806
2007
2008
2009
YTD June 2010 Y/Y Growth
102%
66%
28%
9%
NA
EU
AP
LAC

Accelerating e-Commerce

Investment Community Meeting
September 15, 2010
Rapid adoption of the Internet
continues to
bolster online
sales
Brand loyalty, security and
convenience drive growth
•
Infrastructure:
Gateways, payment options, fraud tools
•
Consumer Engagement:
Maestro online, MasterCard MarketPlace,
social media
Focused on:
3%
18%
45%
32%
North America Europe Asia Pacific LAC + Other
Source:  MasterCard Analysis and ComScore data

MasterCard Worldwide

Global Mobile Payments Volume
Overall CAGR 68%
Billions
300
250
200
150
100
50
0
2008
2009
2010e
2011e
2012e

•
Infrastructure: Contactless, Mobile
Payments Gateway
•
Consumer Application:
PayPass,
MoneySend, inControl
alerts, API and Apps
Focused on:
Transitioning to Mobility
Source:  Arthur D. Little, 2009
Mobile phones…
Ubiquitous part of consumers’
daily lives
Innovation platform through
a partnership approach
Investment Community Meeting

September 15, 2010

MasterCard
Worldwide

barclaycard
orange

SMART hub

SingTel

people's bank
NOKIA
venyon
ztar mobile

citibank
NOKIA
venyon
VIVOtech

RBS O2
Transport for London

KTF
SK telecom

HSBC
NOKIA
VIVOtech

BMO Bank of Montreal
RIM
BlackBerry

AKBANK
TURKCELL

citibank
NOKIA
vodafone

MasterCard Worldwide
obopay

DnB NOR
telenor

payez mobile

Taiwan Mobile
Taipei Fubon Bank

ING

Garanti
TURKCELL

Mobile Momentum

Investment Community Meeting
September 15, 2010
MasterCard introduces
Mobile Payments
Gateway, an m-wallet
platform linking
MasterCard cards
First Mobile
PayPass Tag
pilot in Canada
First Market Trial
of Personalized
NFC-Enabled
Mobile Phones
200 phones
payment pilot in
partnership with
ViVOtech
Fully-integrated
on-demand
person-to-person
mobile payment
service
Custom
technology trial
of Near Field
Communication
and MTA
First trial of
PayPass- enabled
mobile phones for
secure EMV
payments
Pioneer mobile
phone debit
payments in the UK,
using Maestro
PayPass
Enable customers to
make contactless
payments via phones
with MasterCard
PayPass
Turkey’s first mobile
phones, enabled
with MasterCard
PayPass
Partnering in the
development of a Mobile
Payments proposition
that focuses specifically
on consumer
convenience
First large scale
deployment of
PayPass in a mobile
phone (60K
Customer)
First trial in
Taiwan to make
use of NFC smart
posters and
m-coupons
First Mobile Pilot in
India (Bangalore)
using Mobile PayPass
First Commercial
mobile NFC
Deployment
Turkey’s first mobile
phones, enabled
with MasterCard
PayPass
Partnership will
pursue mobile
commerce
opportunities

Liverpool
Warsaw
Cleveland
Newark
Salt Lake City
New York City
Paris
Istanbul
Norfolk
Las Vegas
Miami
Taipei
Kaohsiung
Rio de Janeiro

Enabling Transit Payments

Investment Community Meeting
September 15, 2010
High volume, faster than cash
but current
systems are cumbersome and inconvenient
Transit is an anchor for everyday spend
•
Infrastructure:
Transit gateway,
open loop network
•
Consumer
Experience:
PayPass,
prepaid,
mobile integration
Focused on:

Summary

Investment Community Meeting
September 15, 2010
Driving growth in emerging
markets, devices and segments
Leveraging and expanding our
infrastructure
Enhancing consumer
experience through
mobility, access and
personalization

US Markets Chris McWilton President, US Markets Investment Community Meeting September 15, 2010

US Markets

Investment Community Meeting
September 15, 2010
Winning deals
in the fast-growing Debit space
has created excellent momentum for US Debit
Well positioned
for the impact of the financial
reform legislation
Engaging with non-traditional customers:
governments, merchants, telcos, others to grow revenue

MasterCard
Worldwide

overstock.com
DELTA
Morgan Stanley
BANK OF THE WEST
FIRSTMERIT
Bank
First National Bank
Omaha
MISSION
FEDERAL CREDIT UNION
Live Smart. Bank Smart.
CHEVY CHASE BANK
USAA
SUNTRUST

Significant Momentum – “Game On!” Page 49 Investment Community Meeting September 15, 2010

Strategy to Address Recent
US Legislation

Investment Community Meeting
September 15, 2010
Ensure Fed has a well-informed view
Leverage advantages of MasterCard
signature and PIN debit offerings
Provide financial institutions with
new solutions
Merchant focused innovation

MasterCard Worldwide

H&R BLOCK

amazon.com

MTA

DIRECTEXPRESS

overstock.com

Walmart
Save money. Live better.

univision

Non-Traditional Customers

Investment Community Meeting
September 15, 2010
Engaging with merchants,
governments, telcos and
other players
New U.S. Business
Development function devoted
to non-traditional players

Current Customer Priorities

Investment Community Meeting
September 15, 2010
Seeking to replace or
enhance
revenue streams
Optimizing
portfolio economics
Complying
with regulation
and managing uncertainty

Opportunity
•
More than half of the
market is still using paper
•
Economic downturn causing
consumer shift to Debit
•
Regulation driving change
in competitive landscape
Strategic Imperatives
•
Leverage strong momentum
•
Drive product innovation and
demonstrate differentiated value
•
Maximize processing
US Strategic Priorities

Investment Community Meeting
September 15, 2010
Source: Euromonitor
Debit
Debit
Checks
26%
Cash
26%
Cards
32%
EFT
16%
2009 PCE $10T

US Strategic Priorities

Investment Community Meeting
September 15, 2010
Opportunity
•Will represent a $442B market by 2017E
•Regulation driving the unbanked to Prepaid
•Adjunct to our Debit business
Strategic Imperatives
•Build already strong presence in corporate,
public sector and consumer reloadable
verticals
Source: Boston Consulting Group
Prepaid
Prepaid

US Strategic Priorities

Investment Community Meeting
September 15, 2010
Opportunity
• Favorably positioned with secular trends
• Credit cards accounted for one-fifth
of PCE in 2009
• Regulation will drive product innovation
Strategic Imperatives
• Protect and grow core Credit
• Leverage consumer insights to drive
product innovation
• Capitalize on commercial growth as
corporate travel rebounds
Source: Economic Intelligence Unit
Credit
Credit

US Strategic Priorities

Investment Community Meeting
September 15, 2010
Opportunity
• Double-digit growth in online sales
despite tepid overall retail sales growth
• US accounts for more than 30% of all
global e-Commerce volume
Strategic Imperatives
• Grow share of online card spend ahead
of the market
• Partner with targeted online players
• Leverage MasterCard Marketplace
e-Commerce
e-Commerce

US Strategic Priorities

Investment Community Meeting
September 15, 2010
Opportunity
• Significant competitive differentiator
• Regulation driving changes in Issuer
business models
• Economy driving changes in consumer
trends
Strategic Imperatives
• Improve profitability of Issuer portfolios
• Demonstrate predictive capabilities and
insights
Advisory
Services
Advisory
Services

Investment Community Meeting
September 15, 2010
Leveraging
significant
deal activity and momentum
Exercising
prudence in
financial negotiations
Investing
in innovative
products and solutions
Focusing
on both traditional
and non-traditional customers
Building, Growing and
Diversifying
revenue streams
US Poised for
Growth

Investment Community Meeting International Markets Walt Macnee President, International Markets September 15, 2010

Our Objective...
Sustained double digit revenue growth
through Global resources embedded in local execution.
International Markets: Large and Growing

Investment Community Meeting
September 15, 2010
210 Countries with
$2.8B  Net Revenue
MasterCard Net Revenue
$5.1B
$3.3B
CAGR
21%
CAGR
10%

GROW
Core Business

Dial Up the Core Business

DIVERSIFY
Income Stream

Identify New Customers and Geographies

BUILD
New Businesses

Build for the Future

Strategic Framework for Capturing
Opportunities and Addressing Challenges

Investment Community Meeting
September 15, 2010
Prioritization of markets
based on size of opportunity and
potential returns for MasterCard
Segmentation of markets
to identify common themes and approach
Country-level strategies
around MasterCard strategic pillars of:

Global Drivers Translate into
Market-level Opportunities and Challenges

Investment Community Meeting
September 15, 2010
Secular Trends
Demographic Trends
Transformation
of Payments
Evolving Role
of Governments

2004 - 2009 CAGR of Cross-Border Tourist Expenditure
22%
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
Brazil
India
Venezuela
UAE
Peru
Nigeria
China
Singapore
Poland
Australia
Mexico
Spain
USA
Canada
Italy
S. Korea
France
$216,262
Germany
Netherlands
$0
$20,000
$40,000
$60,000
$80,000
$100,000
$120,000
2009 Cross-Border Tourist Expenditure (in USD Millions)

Source: Euromonitor International Secular Trends: Growth of Cross-Border Travel Page 63 Investment Community Meeting September 15, 2010

Capturing Growth in Cross-Border

Investment Community Meeting
September 15, 2010
Germany
Leveraging
domestic position
to capture
outbound travel
China
Won all 9 recent
co-brands to
capture growing
cross-border in
China

140%
120%
100%
80%
60%
40%
20%
0%
2009 Penetration
2004 Penetration

Demographic Trends:
Reaching the Un/Under-banked

Investment Community Meeting
September 15, 2010
Source: Euromonitor International
Developed
Countries
Emerging
Countries
Emerging
Countries
Developed
Countries
Developed
Countries
Emerging
Countries
Banked Population
(as % of 15+ Population)
Broadband Penetration
(Subscribers per Household)
Mobile Penetration
(Subscribers per Capita)

MasterCard Worldwide

barclaycard
orange

SMART hub

SingTel

people's bank
NOKIA
venyon
ztar mobile

citibank
NOKIA
venyon
VIVOtech

RBS
O2
Transport for London

KTF
SK telecom

HSBC
NOKIA
VIVOtech

BMO Bank of Montreal
RIM
BlackBerry

AKBANK
TURKCELL

citibank
NOKIA
vodafone

MasterCard Worldwide
obopay

DnB NOR
telenor

payez mobile

Taiwan Mobile
Taipei Fubon Bank

ING

Garanti
TURKCELL

Mobile Payments:
Reaching the Banked and Un/Under-banked

Investment Community Meeting
September 15, 2010
MasterCard introduces
Mobile Payments
Gateway, an m-wallet
platform linking
MasterCard cards
First Mobile
PayPass Tag
pilot in Canada
First Market Trial
of Personalized
NFC-Enabled
Mobile Phones
200 phones
payment pilot in
partnership with
ViVOtech
Fully-integrated
on-demand
person-to-person
mobile payment
service
Custom
technology trial
of Near Field
Communication
and MTA
First trial of
PayPass- enabled
mobile phones for
secure EMV
payments
Pioneer mobile
phone debit
payments in the UK,
using Maestro
PayPass
Enable customers to
make contactless
payments via phones
with MasterCard
PayPass
Turkey’s first mobile
phones, enabled
with MasterCard
PayPass
Partnering in the
development of a Mobile
Payments proposition
that focuses specifically
on consumer convenience
First large scale
deployment of
PayPass in a mobile
phone (60K
Customer)
First trial in Taiwan
to make use of NFC
smart posters and
m-coupons
First Mobile Pilot in
India (Bangalore)
using Mobile
PayPass
First Commercial
mobile NFC
Deployment
Turkey’s first mobile
phones, enabled
with MasterCard
PayPass
Partnership will
pursue mobile
commerce
opportunities

Transformation of Payments Trend

Investment Community Meeting
September 15, 2010
New Types of
Customers
New Technologies
and Products
The changing payments landscape provides
new opportunities with non-traditional
customers and innovative products
but
also introduces new challenges

MasterCard Worldwide

Travelex worldwide money

Telefónica

Expanding Our Customer Base Page 68 Investment Community Meeting September 15, 2010 Strategic Global Prepaid Alliance with Travelex Co-Brand Partnership Spanning 11 Countries in Latin America

Evolving Role of Governments Trend

Investment Community Meeting
September 15, 2010
MasterCard is
actively partnering
with governments
Working
with regulatory
bodies to drive positive
change
Supporting
financial inclusion
in emerging markets
Driving
electronic payments
infrastructure development

MasterCard
Worldwide

СБЕРБАНК

СБЕРБАНК
0000 0000 0000 0000
VALID THRU
MONTH/YEAR
00/00
CARDHOLDER
VALID ONLY IN RUSSIA
Maestro

Russia
Supporting Government’s Payments Agenda

Investment Community Meeting
September 15, 2010
MasterCard partners with Sberbank, Russia’s
largest retail bank, to offer customers
Maestro Debit Cards instead of
traditional savings passbooks.

Investment Community Meeting
September 15, 2010
Focusing
on market trends
Tailoring
country-level strategies
Leveraging
global resources
Adapting innovation
for local execution
The
Growth
Engine
for MasterCard
International Markets

Investment Community Meeting Europe: Opportunities for Growth Javier Perez President, MasterCard Europe September 15, 2010

Europe: Largest PCE in the World Page 73 Investment Community Meeting September 15, 2010 Source: Economist Intelligence Unit (EIU) 2009 Global PCE US$ 34T

Spend
on Cards
MasterCard
Market Share
MasterCard
Switching Ratio
United
States
31%
27%
90%
Europe’s Card Payments Business is
Far from Being Mature and Saturated

Investment Community Meeting
September 15, 2010
Continental Europe
has substantial
potential to grow
Sources: PCE – EIU, Spend on Cards – Euromonitor, Market Share – Nilson, RBR, Processing data - Internal data
2009 Continental Europe PCE
$10T
23%
50%
19%

MasterCard
Worldwide

СБЕРБАНК
0000 0000 0000 0000
MONTH/YEAR
VALID THRU 00/00
CARDHOLDER
VALID ONLY IN RUSSIA
Maestro

MasterCard is Well Positioned
to Capture the Opportunity

Investment Community Meeting
September 15, 2010
A starting position of strength
Building for the future with
products and partnerships
An active force in
shaping the industry
Global and independent
Giulio Tremonti, Italy's Minister of Welfare,
presents the new Maestro social card to the
press.

Iceland
Norway
Sweden
Finland
Estonia
Latvia
Lithuania
DK
Ireland
NLD
Belgium
Lux.
Germany
Poland
Czech Rep.
Slovakia
France
Switzerland
Austria
Slovenia
Hungary
Romania
Bulgaria
Italy
Portugal
Spain
Greece
Malta
Cyprus

Leveraging the Single Euro Payments Area

Investment Community Meeting
September 15, 2010
We are now switching domestic debit in every SEPA country
2006 2009
Domestic Debit
Switching
No Domestic
Debit Switching
Percent of MasterCard Domestic
Debit Transactions Switched
3.4% 6.9%
SEPA opens competition for 97% of domestic transactions

De nieuwe manier
van pinnen is veiliger
én
net zo makkelijk!

Then
Challenges
Now
•
90% of Dutch Debit cards converted to EMV Maestro
•
Additional security and features for consumers
•
MasterCard begins processing Dutch domestic Debit transactions
Domestic scheme:
100% of Debit cards and domestic volume
•
Nationalist sentiment
•
Cost of migrating merchants to EMV
•
Deliver a positive consumer experience
Processing all Dutch domestic transactions would increase
MasterCard Europe’s processed transactions by 40%
Unlocking Opportunity in The Netherlands

Investment Community Meeting
September 15, 2010
Enhancing the consumer experience

MasterCard
Worldwide

Cartes PASS Mastercard
Ma carte bancaire au quotidien
Dans votre magasin , c' est ..
... tous les mercredis !
Journées
PASS
3 € d'économies
pour
60 € d'achats
à l'Espace Services Financiers.
PASS
GOLD

Then
Challenges
Now
Unlocking Opportunity in France

Investment Community Meeting
September 15, 2010
Sparking innovation and choice
•
Strong domestic schemes controlled by banks
•
Difficult for non-traditional players
to enter market
•
“Breaking the market”
•
Legacy of co-branding restrictions
•
Carrefour:
First major MasterCard-only Issuer in France
•
Auchan and others follow; unique card propositions emerge
•
2.5 million PayPass
cards within 18 months
•
MasterCard begins processing French domestic Debit transactions

2006 2009 2015 E
Well Positioned to Seize the Opportunity

Investment Community Meeting
September 15, 2010
Sources: PCE – EIU, Spend on Cards – Euromonitor, Market share – RBR, Processing data – Internal data
Spend
on Cards
MasterCard
Market Share
MasterCard
Switching Ratio
$8T
20%
46%
15%
$10T
23%
50%
19%
$12T
+
+
+
Continental
Europe PCE

Investment Community Meeting Financial Perspective Martina Hund-Mejean Chief Financial Officer September 15, 2010

Topics for Today
2010 Outlook
Rebates & Incentives
Capital Structure Considerations
Long-Term Growth Opportunity
Updated Long-Term Performance Targets
Investment Community Meeting

September 15, 2010

Worldwide
Gross Dollar Volume (GDV) Growth
0.6
5.6
8.3
8.5
4.6
0.3
2.5
3.4
5.2
0.6
5.9
10.8
11.9
9.8
0%
5%
10%
15%
Q3'09 Q4'09 Q1'10 Q2'10 Jul/Aug
Reported Processed
5.6
Processed
Investment Community Meeting

September 15, 2010
As Reported
Impact of Deconversions

0.0
-1.5
-8.0
-13.0
-17.9
Local Growth %
Q3'09
Q4'09
Q1'10
Q2'10
Jul/Aug

US Credit Gross Dollar Volume Growth Reported 1.2 Processed Investment Community Meeting Page 83 September 15, 2010 0% -5% -10% -15% -20%

US Debit
Gross Dollar Volume Growth
5.2
10.5
7.0
0.8
-5.0
0.4
2.3
15.3
20.2
25.8
5.6
12.8
22.3
21.0
20.8
-10%
0%
10%
20%
30%
Q3'09 Q4'09 Q1'10 Q2'10 Jul/Aug
Reported Processed
0.7
Processed
Investment Community Meeting

September 15, 2010
As Reported
Impact of Deconversions

Rest of World
Gross Dollar Volume Growth
7.4
11.6
14.8 14.5
14.0
0%
4%
8%
12%
16%
Q3'09 Q4'09 Q1'10 Q2'10 Jul/Aug
Reported Processed
12.5
Processed
Investment Community Meeting

September 15, 2010

Worldwide
Processed Transactions
7.6
6.6
4.6
0.1 0.1
1.6
4.8
9.8 12.0
8.2
9.4
9.9
12.1
0%
5%
10%
15%
Q3'09 Q4'09 Q1'10 Q2'10 Jul/Aug
Investment Community Meeting

September 15, 2010
As Reported
Impact of Deconversions

Local Growth %
18%
14%
10%
6%
2%
-2%
-0.5
3.5
10.9
15.2
15.0
Q3'09
Q4'09
Q1'10
Q2'10
Jul/Aug

Worldwide Cross-Border Volume Growth Investment Community Meeting Page 87 September 15, 2010

•
Raised Acquirer Cross-Border Assessment Fee in
Q4 2009, with corresponding rebates
•
Will simplify structure starting Q4 2010
–
All rebates will be collapsed into gross revenue
with no impact on net revenue
•
As-reported Acquirer Cross-Border Rebates were:
–
Q1 2010 = $65 million
–
Q2 2010 = $62 million
Acquirer Cross-Border Rebates
Investment Community Meeting

September 15, 2010

2010 Financial Outlook: Constant Currency
• 1-2 ppt headwind from Euro/Real FX
• Debit Portfolio losses
• Rebates & Incentives trajectory
Net
Revenue
Operating
Expenses
Net Income
Growth
• Modest decline
• 1-2 ppt tailwind from Euro/Real FX
• Reinvestment in the business in Q3 / Q4
• A&M spend higher in second half of year
• Achieve at least 20%
Investment Community Meeting

September 15, 2010

Rebates & Incentives Mix*
% of Rebates
& Incentives
* Excludes Acquirer Cross-Border Rebates
Volume /
Transaction Based
~ 70%
New / Renewed Deals
and
Customer Marketing
~ 30%
Investment Community Meeting

September 15, 2010

Capital Structure Considerations
Guiding Principles
• Preserve strong balance sheet, liquidity and credit ratings
• $3.5 billion net cash with remaining litigation payable of
$0.6 billion as of June 30, 2010
• Available debt capacity, though to be used sparingly
until clarity around outstanding litigation
• Bias towards share repurchase over dividend increases
• Will target regular cadence depending on use of cash in the business
• $1.0 billion share repurchase program recently authorized by the Board of Directors
• Investments in organic opportunities and M&A
transactions
• Primary focus in technology, processing, prepaid,
e-Commerce and mobile
Strong
Balance Sheet
Long-Term
Business
Growth
Return
Excess Cash
Investment Community Meeting

September 15, 2010

MasterCard Worldwide

$6
$5
$4
$3
$2
$1
$0
$ Billions
3.5
2.0
3.0
1.0
0.5
1.0
Cash Balance (as of 6/30/2010)
Revolver
Operational Settlement Exposure
Share Repurchase
DataCash Acquisition
Excess Liquidity

Liquidity Investment Community Meeting Page 92 September 15, 2010

2010 – 2015E
(CAGR)
Global PCE 6%
Card Purchase Vol. 10%
Secular Growth 4%
PCE Growth and Secular Trend
Provide for Tremendous Opportunity
Source:   EIU, Euromonitor and MasterCard internal estimates
Personal Consumption Expenditure (PCE)
65% 56% 46%
12%
15%
18%
23%
29%
36%
2005 2010E 2015E
Cash & Check
EFT
Credit / Debit
$27 Trillion
$36 Trillion
$48 Trillion
Investment Community Meeting

September 15, 2010

Long-Term Revenue Growth
Source: EIU, Euromonitor and MasterCard internal estimates
Estimated 2010-2015 CAGR
MasterCard
Long-Term Revenue
Global
PCE
Secular
Growth
+4%
6%
~10%
Low – Mid
Teens
~9%
Industry
Purchase Volume
Adjusted Industry
Purchase Volume
MA Mix
Strategic
Investments
(1%)
Investment Community Meeting

September 15, 2010

Updated Longer-Term
2011 – 2013 Performance Objectives
On a constant currency basis:
Net Revenue
Growth Rate
Operating
Margin
Earnings Per Share
Growth Rate
20% +
CAGR
minimum
50%
annually
12-14%
CAGR
Investment Community Meeting

September 15, 2010

APPENDIX
Cross-Border Pricing Change ($ in millions)

Investment Community Meeting
September 15, 2010
Note 1: Adjusted view of Q1 and Q2 2010 illustrates impact if cross-border acquiring rebate pricing change had occurred on 1/1/2010. Pricing change will not be retroactive.
Simplified structure with no Net Revenue impact
As Reported Adjusted View
1
B/(W) B/(W)
Q1 2010 $ % growth $ % growth
Gross Revenue 1,683 12.7 1,748 17.1
Rebates & Incentives (375) (11.3) (440) (30.7)
Net Revenue 1,308 13.1 1,308 13.1
Rebates & Incentives % of Gross Revenue 22.3% 25.2%
Q2 2010
Gross Revenue 1,766 8.7 1,828 12.6
Rebates & Incentives (401) (16.6) (463) (34.7)
Net Revenue 1,365 6.6 1,365 6.7
Rebates & Incentives % of Gross Revenue 22.7% 25.3%

Investment Community Meeting Innovation Experience Garry Lyons Group Executive, Research & Development September 15, 2010

MasterCard Worldwide

"It is not the strongest of species that survive, nor the most intelligent but the one most responsive to change."

– Charles Darwin

MasterCard Drives Growth
through Innovation

Investment Community Meeting
September 15, 2010
MasterCard has always
been a payments innovator.
And will continue to be a key
contributor
Change is happening fast.
Needs of merchants and cardholders
evolving faster than ever
We must leverage our
preeminence in payments.
To stay ahead or react quickly as
opportunities emerge

Make MasterCard better &
faster at
innovation,
and
facilitate the creation of
disruptive breakthrough
solutions
for the next phase
in MasterCard’s growth.
Breakthrough Innovations

Investment Community Meeting
September 15, 2010
Preserving the strength of
our brand, reputation
and quality of our network.
“The temptation of business is
always to feed yesterday and
to starve tomorrow.”
– Peter Drucker

Be open and diverse
Guiding Principles

Investment Community Meeting
September 15, 2010
Share everything
Dare to dream
Labs is a stepping stone
Good ideas can come
from anywhere
Fail smart
Define success metrics early
Timeliness trumps perfection

MasterCard Worldwide

OPEN TO INNOVATION
MasterCard OpenAPI
Popular Discussions
Upcoming Events

Access to new ideas, creating
even better experiences
MasterCard Open API: The New Frontier

Investment Community Meeting
September 15, 2010
Companies revolutionized by
opening up…
proven impact
This is just the beginning…
Developer portal is on track
to launch later this year.

Product Demonstrations

Investment Community Meeting
September 15, 2010
inControl
Providing personalized spending
control and peace of mind.
MasterCard MarketPlace
A smarter way to shop online.
Prepaid Solutions
Leading the conversion from cash
and checks to electronic payments.
MoneySend
Greater speed, convenience and
security in person-to-person payments.
Integrated Processing Solutions
The globally integrated processing
platform for debit and prepaid.
Smart Data
Spend management to
help companies work smarter.

Investment Community Meeting Closing Remarks Ajay Banga President and Chief Executive Officer September 15, 2010

GROW
Core Business

DIVERSIFY
Geographies & Customers

BUILD
New Businesses

Looking to the Future

Investment Community Meeting
September 15, 2010
Striking the right global / local balance
Investing in innovative products and solutions
Capturing opportunities while addressing challenges
Delivering strong financial performance